Exhibit 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - x
                                          :
In re:                                    :  Chapter 11
                                          :
CROSS MEDIA MARKETING CORPORATION, et al.,:  Case Nos. 03-13901 (BRL)
                                          :            03-13903 (BRL)
                        Debtors.          :
                                          :  (Jointly Administered)
                                          :
- - - - - - - - - - - - - - - - - - - - - x

                            OPERATING STATEMENTS FOR
                     THE PERIOD MAY 1, 2004 TO MAY 31, 2004


DEBTORS' ADDRESS:                            PERIOD DISBURSEMENTS:

Cross Media Marketing Corporation            Cross Media Marketing
275 Madison Avenue, 6th Floor                Corporation:             $287,994
New York, New York 10016
                                             Media Outsourcing, Inc.: $631,290

DEBTORS' ATTORNEY:

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, New York  10022

            I the undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verify under penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Date: June 30, 2004            By:  Cross Media Marketing Corporation

                                    /s/ Peter A. Furman
                                    -----------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief Executive
                                    Officer

                                                    - and -

                                    Media Outsourcing, Inc.


                                    /s/ Peter A. Furman
                                    -----------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief Executive
                                    Officer

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-in-Possession)

                          Notes to Operating Statements

Petition for Relief Under Chapter 11
------------------------------------

On June 16, 2003 (the "Commencement Date"), Cross Media Marketing Corporation ("XMM"), together with its wholly owned subsidiary Media Outsourcing, Inc. ("MOS," and together with XMM, the "Debtors"), commenced a case under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

On June 16, 2003, the Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its pre-petition obligations, including employee wages and related taxes, employee benefits, employee travel expenses, insurance premiums and utilities.

On May 24, 2004, the Bankruptcy Court entered an Order Confirming the Debtors' Third Amended Plan of Distribution under Chapter 11 of the Bankruptcy Code (the "Plan"). The Plan has not yet gone effective. For more information regarding the Plan, the following documents can be viewed on the Bankruptcy Court's website at http:\\www.nysb.uscourts.gov: Debtors' Third Amended Joint Plan Under Chapter 11 of the Bankruptcy Code dated March 19, 2004 (Docket No. 333), Disclosure Statement for Debtors' Second Amended Plan of Distribution dated March 17, 2004 (Docket No. 277), Declaration of Peter
A. Furman in Support of Confirmation of Debtors' Third Amended Joint Plan of Distribution Under Chapter 11 of the Bankruptcy Code (Docket No. 325), Order Confirming Debtors' Third Amended Joint Plan of Distribution Under Chapter 11 of the Bankruptcy Code (Docket No. 335).


Basis of Presentation
---------------------

The accompanying unaudited consolidated financial statements include the accounts of Cross Media Marketing Corporation and Media Outsourcing, Inc.

The financial statements have been prepared in accordance with the Debtors' historical accounting practices, except for the income statement, which is currently being prepared on a cash basis.

The Debtors classified cash disbursements for XMM and MOS based on historical reporting practices. Generally, cash disbursements related to XMM consist of employee compensation and benefits for corporate employees located in New York, facility-related items such as rent for the corporate office located in New York and professional fees relating to the bankruptcy. Cash disbursements relating to MOS consist of employee compensation and benefits, facility related items and direct costs relating to MOS's magazine operations.


Pre-Petition Liabilities
------------------------

Pursuant to section 362 of the Bankruptcy Code, the commencement of chapter
11 cases imposes an automatic stay, applicable generally to litigants against the Debtors, creditors and other parties in interest, preventing these parties from taking any action to collect, assess or recover claims against the Debtors that arose prior to the Commencement Date. As such, liabilities arising prior to the Commencement Date may not be paid without the prior approval of the Court. Creditors may, however, petition the Court for relief from the automatic stay.

Liabilities arising prior to the Commencement Date are denoted as "Pre-Petition Liabilities" (all or a portion of which may be disputed by the Debtors) and are detailed on the face of the Balance Sheet. The amount of pre-petition liabilities may increase or decrease during future periods based on claims which may arise subsequent to the Commencement Date as a result of the rejection of executory contracts and non-residential leases, and from the determination by the Court (or by agreement between the parties in interest) of allowed claims for contingencies and other disputed amounts.

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)

        Consolidated Balance Sheet, excluding subsidiaries which are not
                              Debtors-In-Possession

                               As of May 31, 2004
                                       and
                                April 30, 2004(a)


                                                              May 31, 2004         April 30, 2004
                                                              ------------         --------------
Assets

Current Assets:
    Cash and cash equivalents                                 $  5,694,166          $  6,245,670
    Consumer accounts receivable (b)                             7,303,322             8,162,453
    Other receivables                                            2,936,634             2,914,317
    Other current assets                                            77,059                77,059
                                                              ------------          ------------
       Total current assets                                     16,011,181            17,399,499
Non-Current Assets
    Fixed Assets - Net                                           2,783,411             2,783,411
    Other assets                                                    90,722               110,002
                                                              ------------          ------------
       Total Non-current Assets                                  2,874,133             2,893,413
                                                              ------------          ------------
         TOTAL ASSETS                                         $ 18,885,314          $ 20,292,912
                                                              ============          ============

Liabilities and Stockholders' Equity

Post Petition Liabilities
    Accounts Payable and Accrued Expenses (c)                 $  1,354,497          $  1,304,294
                                                              ------------          ------------
       Total Post Petition Liabilities                           1,354,497             1,304,294

 Pre Petition Liabilities
    Secured Debt (d)                                            27,684,448            27,684,448
    Notes Payable/Preferred Stock                                5,050,000             5,050,000
    Unsecured Claims (c)                                        22,881,250            23,422,445
                                                              ------------          ------------
       Total Pre Petition Liabilities                           55,615,698            56,156,893
                                                              ------------          ------------

       Total Liabilities                                        56,970,195            57,461,187

Shareholders' Equity
    Net Retained Earnings                                      (37,387,381)          (36,470,775)
    Notes Receivable                                              (697,500)             (697,500)
                                                              ------------          ------------
       Total Stockholders' Equity                              (38,084,881)          (37,168,275)
                                                              ------------          ------------
         TOTAL LIABILITIES & STOCKHOLDERS' EQUITY             $ 18,885,314          $ 20,292,912
                                                              ============          ============

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)

        Consolidated Balance Sheet, excluding subsidiaries which are not
                              Debtors-In-Possession

                               As of May 31, 2004
                                       and
                                April 30, 2004(a)


Notes to the Balance Sheet:

(a) The balance sheet items above reflect the book value as of May 31, 2004 and April 30, 2004. The balance sheet has not been adjusted to reflect the orderly liquidation value of the assets of the Company.

(b) Historically, the Debtors performed an ongoing review of the cancellation and collection reserve using a static pool analysis on the pay to maturity results of the portfolio of consumer receivables. The most current static pool analysis on the pay to maturity performance was done through March 31, 2003.


   As of May 31, 2004 the Debtor increased its collection and cancellation reserve to reflect changes in the portfolio based on current activity. This adjustment resulted in a reduction in the realizability of the accounts receivable balance.

(c) The amounts included in accounts payable and accrued expenses under the caption "Post Petition Liabilities" are consistent with the Debtors' historical accounting practice for recognition of liabilities. As of May 31, 2004, Post and Pre Petition accounts payable, accrued expenses and unsecured claims have been adjusted to reflect the Amended Schedules filed by the Debtors. As of May 31, 2004 and April 30, 2004, there has been no final determination as to the classification of certain of these liabilities as pre or post petition.

(d) Through the end of May 2004, aggregate distributions of $2,413,073 have been made to the secured lender in partial repayment of the secured debt.

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)
                        Case Number 03-13901 and 03-13903

                     Schedule of Receipts and Disbursements
                         Form the period May 1, 2004 -
                                  May 31, 2004


                                                  MOS                     XMM                  Total
                                                  ---                     ---                  -----
Cash flow from operations
 Cash Receipts from Operations:
  Consumer Receipts                            $ 305,591              $    --                $ 305,591
  Non Consumer Receipts                           62,186                   --                   62,186
                                               ---------              ---------              ---------
                                                 367,777                   --                  367,777

Operating Cash Disbursements:
 Employee Compensation/Reimbursements            120,319                   --                  120,319
 Direct Costs                                    452,543                   --                  452,543
 Facilities                                       57,228                  4,392                 61,620
                                               ---------              ---------              ---------
  Total Operating Disbursements                  630,090                  4,392                634,482

  Operating Cash Flow                           (262,313)                (4,392)              (266,705)

Non-Operating Cash Disbursements:
 Professional Fees & Other                         1,200                283,602                284,802
                                               ---------              ---------              ---------
  Non Operating Cash Flow                          1,200                283,602                284,802

  Net Cash Flow                                $(263,513)             $(287,994)             $(551,507)
                                               =========              =========              =========

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)
                 Account Balances (Per Book) As of May 31, 2004
                                 April 30, 2004

                       Case Number: 03-13901 and 03-13903



                    Branch         Account                                                           Balance at        Balance at
   Institution     Location         Number                Account Name (Type)                    (a)  5/31/2004        4/30/2004
   -----------     --------         ------                -------------------                         ---------        ---------

Fleet              New York       9429278356   Cross Media - (Disbursement Funding Account) -
                                               Debtor in Possession                                   $ 225,250        $ 210,147
Fleet              New York         80221654   Cross Media Marketing - (Controlled Disbursement
                                               Account) - Debtor in Possession                         (205,070)        (177,997)
Fleet              New York         80227175   Cross Media Marketing SVC Co- (Payroll Funding
                                               Account) - Debtor in Possession                                -                -
Fleet              New York       9429159138   Cross Media Marketing Corp - (Corporate Operating
                                               Account) - Debtor in Possession                        5,670,828        6,211,600
SouthTrust Bank    Atlanta          90001703   Media Outsourcing Inc. Debtor in Possession
                                               (Controlled Disbursement Account)                              -                -
SouthTrust Bank    Atlanta          81387740   Media Outsourcing Inc. Debtor in Possession
                                               (Operating Account)                                        3,158            1,920
                                                                                                    -----------      -----------
                   Total Accounts                                                                   $ 5,694,166      $ 6,245,670
                                                                                                    ===========      ===========

(a) Certain accounts may reflect overdrafts (per Book) due to checks written but not yet presented. On presentation of the checks, the accounts will be funded as part of the daily "sweep" process.

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)
                           Account Balances (Per Bank)
                                     As of
                                  May 31, 2004
                                      And
                                 April 30, 2004

                       Case Number: 03-13901 and 03-13903



                     Branch       Account                                                                   Balance at  Balance at
   Institution      Location      Number                     Account Name (Type)                            5/31/2004   4/30/2004
   -----------      --------      ------                     -------------------                            ---------   ---------

Fleet              New York      9429278356  Cross Media - (Disbursement Funding Account) -
                                             Debtor in Possession                                           $ 225,250   $ 210,147
Fleet              New York        80221654  Cross Media Marketing - (Controlled Disbursement Account) -
                                             Debtor in Possession                                                   -           -
Fleet              New York        80227175  Cross Media Marketing SVC Co- (Payroll Funding Account) -
                                             Debtor in Possession                                                   -           -
Fleet              New York      9429159138  Cross Media Marketing Corp - (Corporate Operating Account) -
                                             Debtor in Possession                                           5,647,948   6,191,956
SouthTrust Bank    Atlanta         90001703  Media Outsourcing Inc. Debtor in Possession (Controlled
                                             Disbursement Account)                                                  -           -
SouthTrust Bank    Atlanta         81387740  Media Outsourcing Inc. Debtor in Possession
                                             (Operating Account)                                                3,101       2,010
                                                                                                          -----------  ----------
                   Total Accounts                                                                         $ 5,876,299  $6,404,113
                                                                                                          ===========  ==========

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)
                       Case Numbers 03-13901 and 03-13903
                  Statements of Cash Receipts and Disbursements
                    For the period May 1, 2004 - May 31, 2004


                                  ------------------------------------------------------------------------------------------------
                                         FLEET NATIONAL BANK                                      SOUTHTRUST
                                  ------------------------------------------------------------------------------------------------
                                                                                                  90001703 &
                                    9429278356         80221654        80227175      9429159138   813887740             TOTAL
                                  --------------    --------------   ------------  ------------  --------------    ---------------
CASH 5/01/04 (book)                    $ 210,147       $ (177,997)         $ -     $ 6,211,600         $ 1,920       $ 6,245,670


     ---------------------------
              RECEIPTS
     ---------------------------
     Consumer Receipts                                                                 305,591                           305,591
     Non Consumer Receipts                                                  42          60,837           1,307            62,186

     ---------------------------  -----------------------------------------------------------------------------   ---------------
              RECEIPTS                         -                -           42         366,428           1,307           367,777
     ---------------------------  -----------------------------------------------------------------------------   ---------------




     ---------------------------  -----------------------------------------------------------------------------   ---------------
           DISBURSEMENTS                 (97,204)        (810,474)        (953)         (4,375)         (6,275)         (919,281)
     ---------------------------  -----------------------------------------------------------------------------   ----------------


     ---------------------------  -----------------------------------------------------------------------------   ---------------
        IBT Funding In/(Out)             112,307          783,401          911        (902,825)          6,206                 -
     ---------------------------  -----------------------------------------------------------------------------   ---------------

     ---------------------------  -----------------------------------------------------------------------------   ---------------
          NET CASH CHANGE                 15,103          (27,073)           -        (540,772)          1,238          (551,504)
     ---------------------------  -----------------------------------------------------------------------------   ---------------

                                  -----------------------------------------------------------------------------   ---------------
CASH 5/31/04 (book)                    $ 225,250       $ (205,070)         $ -     $ 5,670,828         $ 3,158       $ 5,694,166
                                  -----------------------------------------------------------------------------   ---------------

     Less In-Transit Deposits                                                          (22,880)         (2,894)          (25,774)
     Plus Outstanding Disbursements                       205,070                                        2,837           207,907
                                  -----------------------------------------------------------------------------   ---------------
Adjusted CASH  5/31/04                   225,250                -            -       5,647,948           3,101         5,876,299
                                  -----------------------------------------------------------------------------   ---------------

                                  -----------------------------------------------------------------------------   ---------------
Bank Balance 5/31/04                   $ 225,250              $ -          $ -     $ 5,647,948         $ 3,101       $ 5,876,299
                                  -----------------------------------------------------------------------------   ---------------